                                                                    Exhibit 99.1

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CII Financial,  Inc. (the Company) on
Form 10-Q for the period ending  September 30, 2002 as filed with the Securities and Exchange  Commission on the date hereof (the Report), I, Kathleen M. Marlon,
Chief Executive Officer of the Company,  certify,  pursuant to 18 U.S.C. Section
1350,  as adopted  pursuant  to Section 906 of the  Sarbanes-Oxley  Act of 2002,
that:

The Report fully complies with the requirements of section 13(a) or 15(d) of the
Securities Exchange Act of 1934; and

The  information  contained  in the  Report  fairly  presents,  in all  material respects, the financial condition and results of operations of the Company.

/s/ Kathleen M. Marlon
----------------------
Kathleen M. Marlon
November 14, 2002